UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 02, 2025

BARRETT BUSINESS SERVICES, INC.

(Exact name of Registrant as Specified in Its Charter)

Maryland	0-21886	52-0812977
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8100 NE Parkway Drive Suite 200
Vancouver, Washington		98662
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (360) 828-0700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	BBSI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Company held the Annual Meeting of stockholders on June 2, 2025.

The matters considered and voted on by the Company’s stockholders at the Annual Meeting and the voting results were as follows:

Proposal 1. Nine directors were elected, each for a one-year term to serve until the 2026 annual meeting of stockholders, by the votes indicated.

Nominee	Shares Voted For	Shares Voted Against	Abstentions	Broker Non-Votes
Thomas J. Carley	19,687,868	1,282,850	8,803	2,207,687
Joseph S. Clabby	20,262,260	708,458	8,803	2,207,687
Thomas B. Cusick	20,885,872	84,845	8,804	2,207,687
Mark S. Finn	20,949,908	5,041	24,572	2,207,687
Gary E. Kramer	20,915,481	56,637	7,403	2,207,687
Anthony Meeker	20,618,422	344,835	16,264	2,207,687
Carla A. Moradi	20,888,637	82,087	8,797	2,207,687
Alexandra Morehouse	20,605,519	360,021	13,981	2,207,687
Vincent P. Price	20,183,962	786,756	8,803	2,207,687

Proposal 2. Approval, by non-binding, advisory vote, of the compensation paid to the Company’s named executive officers.

Shares Voted For	Shares Voted Against	Abstentions	Broker Non-Votes
20,022,859	757,742	198,920	2,207,687

The Company’s stockholders approved, in a non-binding, advisory vote, the compensation paid to the Company’s named executive officers for the fiscal year ended December 31, 2024.

Proposal 3. Ratification of the selection of Deloitte and Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2025.

Shares Voted For	Shares Voted Against	Abstentions
22,974,825	182,908	29,475

The Company’s stockholders ratified the selection of Deloitte and Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2025.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed with this Form 8-K:

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BARRETT BUSINESS SERVICES, INC. Registrant
Dated: June 4, 2025	By:	/s/ Anthony J. Harris
Anthony J. Harris Executive Vice President and Chief Financial Officer and Treasurer